Filed under Rule 497(e) and Rule 497(k)

Registration No.: 333-53589

VALIC Company II

International Opportunities Fund

(the "Fund")

Supplement dated August 14, 2020 to the Fund's Summary Prospectus and Prospectus,

each dated January 1, 2020, as supplemented and amended to date

Effective September 1, 2020, the following changes to the Summary Prospectus and Prospectus are made:

The first paragraph in the section of the Summary Prospectus and Prospectus entitled "Principal Investment Strategies of the Fund" is deleted in its entirety and replaced with the following paragraph:

Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity and equity-related securities of small- to mid-cap companies throughout the world, excluding the United States. The Fund will invest primarily in small- to mid-cap companies whose capitalization, at the time of purchase, range from the market capitalization of the smallest company included in the MSCI ACWI ex USA Small and Mid-Cap Index (net) (the "Index") to the market capitalization of the largest company in the Index during the most recent 12-month period. As of June 30, 2020, the market capitalizations of companies included in the Index ranged from $0 to $21.77 billion. The Fund may hold foreign currencies and non-dollar denominated foreign securities. The Fund also invests in depositary receipts, which are instruments issued by a bank that represent an interest in a foreign issuer's securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.